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                        HALLMARK EQUITY SERIES TRUST

                     Supplement dated February 10, 2006
 to the Prospectus and Statement of Additional Information dated July 26, 2005

     Effective December 31, 2005, J. Robert Bloom, Jr., Chief Investment Officer/Managing Director of Trainer Wortham & Co., Inc. ("Trainer Wortham"), became the portfolio manager of the Hallmark Capital Appreciation Fund (the "Fund"). Effective February 8, 2006, Mr. Bloom also became the portfolio manager of the Hallmark First Mutual Fund, a series of the Hallmark Investment Series Trust.

     Mr. Bloom is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bloom joined Trainer Wortham in 2005. Prior to joining Trainer Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital - U.S. Office from 2001 to 2002. Mr. Bloom received his BS from Wharton School in 1963 and his MBA from the University of Iowa in 1964.

     Trainer Wortham is also the sub-adviser of Hallmark First Mutual Fund and Hallmark Total Return Bond Fund. Mr. Bloom does not manage any accounts other than the Fund and Hallmark First Mutual Fund. Mr. Bloom receives a fixed salary and variable bonus for his services which are not tied to the performance of the Fund or the value of the Fund's assets. Mr. Bloom also participates in Trainer Wortham's 401K plan. Mr. Bloom has no investment in the Fund.

     Additional important information on Trainer Wortham can be found in the Fund's most recent prospectus and Statement of Additional Information.